Exhibit 99.2

2 Disclaimer Forward-Looking Statements This presentation contains “forward-looking statements” within the meanings of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent known and unknown uncertainties, risks, changes in circumstances and other factors that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: interest rate risk, including the effects of changes in interest rates; effects on the U.S. economy resulting from actions taken by the federal government, including the threat or implementation of tariffs, immigration enforcement, executive orders, and changes in foreign policy; fluctuations in the values of the securities held in our securities portfolio, including as the result of changes in interest rates; business and economic conditions generally and in the financial services industry, nationally and within our market area, including the level and impact of inflation, and future monetary policies of the Federal Reserve and executive orders in response thereto, and possible recession; credit risk and risks from concentrations (including by type of borrower, geographic area, collateral and industry) within the Company’s loan portfolio or large loans to certain borrowers (including commercial real estate (“CRE”) loans); the overall health of the local and national real estate market; our ability to successfully manage credit risk; our ability to maintain an adequate level of allowance for credit losses on loans; new or revised accounting standards as may be adopted by state and federal regulatory agencies, the Financial Accounting Standards Board, Securities and Exchange Commission (the “SEC”) or Public Company Accounting Oversight Board; the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation insurance limits; our ability to successfully manage liquidity risk, which may increase our dependence on non-core funding sources such as brokered deposits, and negatively impact our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages and employee turnover; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions, “fintech” companies and digital asset service providers; the effectiveness of our risk management framework; rapid technological changes implemented by us and other parties in the financial services industry, including third-party vendors, which may be more difficult to implement or more expensive than anticipated or which may have unforeseen consequence to us and our customers, including the development and implementation of tools incorporating artificial intelligence; emerging issues related to the development and use of artificial intelligence that could give rise to legal or regulatory action, damage our reputation, or otherwise materially harm our business or customers; the commencement, cost and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes, domestic or foreign; risks related to climate change and the negative impact it may have on our customers and their businesses; the imposition of tariffs or other governmental policies impacting the global supply chain and the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics, acts of war, military conflicts, or terrorism, changes in foreign relations, or other adverse external events, including the wars in Iran and Ukraine, ongoing conflicts in the Middle East and other international military conflicts that can increase levels of political and economic unpredictability, contribute to rising energy and commodity prices, affect global supply chains, increase the volatility of financial markets, and other matters beyond our control; potential impairment to the goodwill the Company recorded in connection with acquisitions; risks associated with our integration of First Minnetonka City Bank (“FMCB”) and the effect of the merger on the Company’s customer and employee relationships and operating results; the availability of future equity and debt issuances and other capital raising opportunities on favorable terms; changes to U.S. or state tax laws, regulations and governmental policies concerning the Company’s general business, including changes in interpretation or prioritization of such rules and regulations; the impact of bank failures or adverse developments at other banks and related negative publicity about the banking industry in general on investor and depositor sentiment regarding the stability and liquidity of banks; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the SEC. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain of the information contained in this presentation is derived from information provided by industry sources. Although the Company believes that such information is accurate and that the sources from which it has been obtained are reliable, the Company cannot guarantee the accuracy of, and has not independently verified, such information. Use of Non-GAAP financial measures In addition to the results presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures to the comparable GAAP measures are provided in this presentation.

3 2Q26 Earnings Highlights • Net interest income increased $1.9M, or 21.0% annualized, from 1Q26 • Net interest margin (NIM) of 3.07%, up 8 bps from 1Q26; core NIM1 of 2.94%, up 8 bps from 1Q26 • Yield on total loans of 5.91%, up 10 bps from 1Q26 • Efficiency ratio1 of 53.0%, down from 56.3% in 1Q26 0.40% • Loan balances increased $58M, or 5.4% annualized, from 1Q26 • Deposit balances increased $41M, or 3.8% annualized, from 1Q26; core deposit2 balances decreased $30M, or 3.5% annualized • Loan-to-deposit ratio of 101.8%, up from 101.5% at March 31, 2026 • Annualized net charge-offs to average loans of 0.04%, down from 0.05% in 1Q26 • Nonperforming assets to total assets of 0.40%, up from 0.22% in 1Q26 • Well-reserved with allowance to total loans of 1.30%, down 1 bp from March 31, 2026 Emphasis on Profitable Growth Strong Asset Quality Profile $0.45 Diluted EPS Nonperforming Assets to Total Assets Efficiency Ratio1 Return on Average Assets Return on Avg. Tangible Common Equity1 1.06% 11.15% 53.0% 1 Represents a non-GAAP financial measure. See Appendix for non-GAAP reconciliation 2 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000 • Book value per share of $17.27, up 16.2% annualized from 1Q26; up 15.8% from 2Q25 • Tangible book value per share1 of $16.61, up 17.1% annualized from 1Q26; up 16.9% from 2Q25 • Common Equity Tier 1 Ratio of 9.61%, up from 9.53% at March 31, 2026 • Repurchased 38,659 shares of common stock at an aggregate purchase price of $700,000 (weighted average price of $18.12 per share) Focus on Creating Shareholder Value Net Interest Income Growth Drives Improved Profitability

4 Consistent Tangible Book Value Per Share1 Outperformance 51% 27% 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 BWB Peer Bank Average2 Acquisition of First Minnetonka City Bank 1 Represents a non-GAAP financial measure. See Appendix for non-GAAP reconciliation 2 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of March 31, 2026 with growth rate through 1Q26 (Source: S&P Capital IQ)

5 Strong Revenue and Profitability Trends Continue PPNR ROA1 $32,452 $34,091 $35,687 $36,647 $38,566 $3,627 $2,061 $3,148 $9,564 $2,324 $36,079 $36,152 $38,835 $46,211 $40,890 2Q25 3Q25 4Q25 1Q26 2Q26 $16,363 $16,137 $18,517 $16,790 $18,996 $11,520 $11,601 $13,334 $17,406 $14,007 1.27% 1.19% 1.35% 1.30% 1.43% 1.31% 1.23% 1.38% 1.37% 0.90% 0.86% 0.97% 1.35% 1.06% 0.88% 0.88% 0.99% 0.98% 2Q25 3Q25 4Q25 1Q26 2Q26 PPNR Net Income 1 ROA 1 Represents a non-GAAP financial measure. See Appendix for non-GAAP reconciliation Dollars in thousands Adj. PPNR ROA1 Adj. ROA1 Pre-Provision Net Revenue (PPNR)1 Growth Strong Revenue Growth Trends Net Interest Income Noninterest Income Swap Fees $ 938 $ -- $ 651 $240 $263

NIM Expansion and Net Interest Income Growth

BRIDGEWATER BANCSHARES, INC.

Net Interest Income and Margin Trends



2.62%
2.63%
2.75%
2.99%
3.07%
2.49%
2.52%
2.62%
2.86%
2.94%
$32,452
$34,091
$35,687
$36,647
$38,566
$618
$488
$595
$346
$188
$1,019
$966
$1,041
$1,257
$1,464
$30,815
$32,637
$34,051
$35,044
$36,914
2Q25
3Q25
4Q25
1Q26
2Q26
Purchase Accounting Accretion (PAA)
Loan Fees
Core Net Interest Income
Net Interest Margin[1]
Core Net Interest Margin[1,2]

[1] Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21%
[2] Represents a non-GAAP financial measure. See Appendix for non-GAAP reconciliation
Dollars in thousands

Net Interest Margin Roll-forward



2.99%
0.01%
(0.01)%
0.11%
0.01%
0.01%
(0.05)%
3.07%
Core NIM[2] up 8 bps
NIM (1Q26)
Loan Fees
Purchase Accounting Accretion
Loans
Investments
Cash
Deposits
NIM (2Q26)

2Q26 Net Interest Income / Net Interest Margin Commentary

Net Interest Income

- Net interest income growth of 21% annualized from 1Q26, driven by both earning asset growth and net interest margin expansion
- Average interest earning assets grew $65M, or 5.2% annualized, from 1Q26

Net Interest Margin

- NIM increased 8 bps in 2Q26
  - Loan portfolio continued to reprice higher
  - Higher loan fees related to elevated loan payoff activity
  - Deposit costs remained relatively flat
- Expect continued NIM expansion in 2H26, albeit at a slower pace

6

7 Higher Loan Repricing Drives NIM Expansion $3,344 $3,517 $3,447 $3,356 $3,443 $774 $793 $855 $835 $808 $505 $519 $558 $470 $451 $4,623 $4,829 $4,860 $4,661 $4,702 3.19% 3.25% 3.07% 2.90% 2.91% 2Q25 3Q25 4Q25 1Q26 2Q26 $4,065 $4,133 $4,240 $4,337 $4,380 5.74% 5.79% 5.78% 5.81% 5.91% 5.59% 5.66% 5.63% 5.66% 5.76% 2Q25 3Q25 4Q25 1Q26 2Q26 $4,119 $4,311 $4,301 $4,191 $4,251 3.16% 3.19% 2.97% 2.79% 2.80% 2Q25 3Q25 4Q25 1Q26 2Q26 Core Loan Yield2 $767 $813 $819 $626 $605 4.86% 5.18% 4.93% 4.73% 4.87% 2Q25 3Q25 4Q25 1Q26 2Q26 Average Interest-Bearing Deposits Average Noninterest-Bearing Deposits Average Borrowings Cost of Funds Average Loans Loan Yield1 Average Investments Investment Yield1 Average Total Deposits Cost of Total Deposits 1 Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21% 2 Represents a non-GAAP financial measure. See Appendix for non-GAAP reconciliation Dollars in millions Loans Continued to Reprice Higher Deposit Costs Stabilize Executed Securities Sale in 1Q26 Total Funding Costs Stabilize

$11,363 $12,215 $12,413 $13,492 $13,916 $1,274 $1,266 $1,171 $1,375 $1,360 $1,596 $1,610 $1,614 $1,678 $1,950 $1,043 $1,261 $1,404 $1,196 $1,267 $3,125 $3,074 $3,290 $3,447 $3,401 $540 $530 $346 $982 $18,941 $19,956 $20,238 $22,170 $21,894 2Q25 3Q25 4Q25 1Q26 2Q26 8 A Highly Efficient Business Model 1.43% 1.43% 1.45% 1.64% 1.65% 0.04% 0.04% 0.03% 0.07% 1.47% 1.47% 1.48% 1.71% 1.65% 52.6% 54.7% 51.6% 56.3% 51.5% 53.2% 50.7% 53.8% 53.0% 2Q25 3Q25 4Q25 1Q26 2Q26 Adjusted NIE / Avg. Assets2 Adjusted Efficiency Ratio3 Peer median efficiency ratio of 57%1 in 1Q26 Opportunistic investments in our people to support future growth Salary and Employee Benefits Occupancy Technology Professional and Consulting 1 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of March 31, 2026 (Source: S&P Capital IQ) 2 Annualized 3 Represents a non-GAAP financial measure. See Appendix for non-GAAP reconciliation Dollars in thousands Other Adjustment Factors / Avg. Assets2 Efficiency Ratio3 Non-Core Items Efficiency Ratio Consistently Better Than Peer Median Well Managed Expense Growth

9 Stable Deposit Mix 19% 19% 21% 19% 19% 19% 20% 21% 21% 22% 34% 33% 32% 35% 33% 8% 8% 7% 5% 6% 20% 20% 19% 20% 20% $4,237 $4,293 $4,320 $4,306 $4,346 2Q25 3Q25 4Q25 1Q26 2Q26 Interest-Bearing Transaction Noninterest-Bearing Transaction Time Savings & Money Market Brokered • 2Q26 deposits increased $41M, or 3.8% annualized (up 2.6% YoY) • 2Q26 core deposits1 declined $30M, or 3.5% annualized (up 5.1% YoY) • Year-over-year core deposit growth tracking with loan growth • Core deposit growth is not always linear and tends to be seasonally lower early in the year • Supplement core deposit growth with wholesale funding as needed Continued Focus on Core Deposit Growth to Support Loan Growth Outlook 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000 Dollars in millions Positive Core Deposit1 Growth Momentum Over Time $2,890 $217 $3,107 $3,170 $3,186 $3,279 $3,351 $3,377 $3,348 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Stable Deposit Mix Core Deposits Acquired Core Deposits1

10 Profitable Loan Growth Trends Continue $4,146 $4,215 $4,310 $4,368 $4,426 2Q25 3Q25 4Q25 1Q26 2Q26 Gross Loans Dollars in millions • 2Q26 loan growth of $58M, or 5.4% annualized (6.8% YoY) • Focused on aligning loan growth with core deposit growth over time • Continued to see growth opportunities related to M&A disruption • Increased competition and payoff activity provide headwinds • Loan-to-deposit ratio of 101.8%, within the 95% to 105% target range Emphasizing Profitable Loan Growth Near-term loan growth will depend on a variety of factors, including: • Core deposit growth – pace of core deposit growth will be a governor on loan growth as we look to remain within our target loan-to-deposit ratio range • Competition – increased loan competition and banks being more aggressive on pricing could impact growth as we focus on profitable growth • Loan demand – M&A disruption and strong pipelines continue to support near-term growth as we continue to get in front of good deals • Loan payoffs and paydowns – pace of loan payoffs will continue to impact loan growth Loan Growth Outlook Proven Track Record of Generating Strong Organic Loan Growth

11 Elevated Payoffs Impact Loan Growth New Origination Activity $217 $132 $242 $191 $178 $58 $61 $82 $98 $80 $275 $193 $324 $289 $258 2Q25 3Q25 4Q25 1Q26 2Q26 New Originations Advances Elevated Loan Payoff Activity $122 $76 $183 $151 $195 $45 $48 $77 $63 $48 $167 $124 $260 $214 $243 2Q25 3Q25 4Q25 1Q26 2Q26 Payoffs Amortization/Paydowns Dollars in millions $4,368 $43 $4,426 $178 $80 $(195) $(48) $- Gross Loans (1Q26) New Originations Advances Net Revolving Lines of Credit Payoffs Amort. / Paydowns Charge-Offs Gross Loans (2Q26) 2Q26 Loan Growth Roll-forward

Well-Diversified Loan Portfolio with Multifamily Expertise

BRIDGEWATER BANCSHARES, INC.

2Q26 Loan Growth by Type (vs. 1Q26)



Multifamily
$100
Consumer & Other
$4
CRE Owner Occupied
$3
Leases
$0
C&I
$(2)
1-4 Family Mortgage
$(3)
CRE Nonowner Occupied
$(17)
Construction and Development
$(27)

Loan Mix by Type



Leases 0.9%
Consumer & Other 0.6%
CRE OO 4.3%
C&I 13.3%
CRE NOO 26.4%
1-4 Family Mortgage 11.0%
$4.4 Billion
C&D 5.3%
Multifamily 38.2%

2Q26 Loan Growth Commentary

- Loan growth driven by continued expertise in the multifamily portfolio
- Elevated payoff activity impacted other portfolios
- Remain comfortable with the diversity of the loan portfolio, including CRE and multifamily concentrations, given portfolio performance and expertise

Multifamily Lending Approach

- Bank of choice in the Twin Cities with expertise and differentiated service model
- Positive market trends with reduced vacancy rates, strong absorption, and slower construction = favorable outlook for occupancy and rent growth
- Twin Cities rank 4th in the nation for year-over-year multifamily rent growth[1]

[1] Source: Michel Commercial Real Estate; Twin Cities Multifamily Market Q2-2026 Review

Dollars in millions

12

Unique Expertise in Affordable Housing

Bridgewater Bancshares, Inc.

Affordable Housing Loan Growth


22% YoY Growth
$581
$611
$652
$708
$712
2Q25
3Q25
4Q25
1Q26
2Q26

2Q26 Loan Growth by Type (vs. 1Q26)


Multifamily
$38
Construction and Development
$(8)
C&I
$(27)

Portfolio Mix


C&I 19%
Construction and Development 6%
$712M
Multifamily 75%

Expertise in the High-Quality Affordable Housing Space

- Leveraging affordable housing expertise to support communities and clients in the Twin Cities and across the country
- Active in the affordable housing space since 2008
- High barrier to entry due to complex nature of the transactions
- Risk mitigants include working with experienced developers of scale across the country and the ongoing demand for affordable housing nationwide
- 33% of the portfolio located outside of Minnesota
- Strong source of core deposit growth

Dollars in millions

13

14 Asset Quality Remains Strong 1 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of March 31, 2026 (Source: S&P Capital IQ) 2 Nonaccrual loans plus loans 90 days past due and still accruing and foreclosed assets Dollars in thousands $1 $275 $1,197 $516 $409 0.00% 0.03% 0.11% 0.05% 0.04% 2Q25 3Q25 4Q25 1Q26 2Q26 Net Charge-Offs NCOs remain at relatively low levels Net Charge-offs (recoveries) % of Average Loans (annualized) $55,765 $56,390 $56,443 $57,277 $57,418 1.35% 1.34% 1.31% 1.31% 1.30% 2Q25 3Q25 4Q25 1Q26 2Q26 Allowance for Credit Losses Well-reserved compared to peer median ACL/Loans of 1.18%1 Allowance for Credit Losses % of Gross Loans $10,134 $9,991 $22,034 $11,715 $21,648 0.19% 0.19% 0.41% 0.22% 0.40% 2Q25 3Q25 4Q25 1Q26 2Q26 Nonperforming Assets2 One mixed-use multifamily property moved to nonaccrual in 2Q26 NPAs % of Assets

15 Stable Levels of Watch/Special Mention and Substandard Multifamily 69% CRE NOO 7% CRE OO 18% C&I 5% Other 1% $38 Million Watch/Special Mention List Loans Substandard Loans C&I 24% CRE NOO Office 20% CRE NOO Hotels 6% CRE NOO Retail 4% CRE NOO Other 6% Multifamily 27% CRE OO 8% 1-4 Family 3% Other 2% $44 Million Watch/Special Mention Characteristics Loan Balances Outstanding $38,469 % of Total Loans, Gross 0.9% Number of Loans 14 Average Loan Size $2,748 % of Bank Risk-Based Capital 5.7% Substandard Characteristics Loan Balances Outstanding $43,888 % of Total Loans, Gross 1.0% Number of Loans 21 Average Loan Size $2,090 % of Bank Risk-Based Capital 6.5% $53,282 $40,642 $47,823 $47,681 $38,469 2Q25 3Q25 4Q25 1Q26 2Q26 $44,986 $58,074 $52,956 $43,074 $43,888 2Q25 3Q25 4Q25 1Q26 2Q26 Dollars in thousands

16 Strong Capital Position to Support Growth 9.14% 9.02% 9.20% 9.89% 10.02% 9.03% 9.08% 9.17% 9.53% 9.61% 14.17% 14.12% 14.12% 14.48% 14.48% 7.40% 7.71% 8.01% 8.34% 8.62% 2Q25 3Q25 4Q25 1Q26 2Q26 Total Risk-Based Capital Ratio Common Equity Tier 1 Capital Ratio Tier 1 Leverage Ratio Building Capital Ratios Tangible Common Equity Ratio1 1 Represents a non-GAAP financial measure. See Appendix for non-GAAP reconciliation Recent Capital Actions • Repurchased 38,659 shares of common stock in 2Q26 at an aggregate purchase price of $700,000 (weighted average price per share of $18.12) • $12.4M remaining under current share repurchase authorization as of June 30, 2026 • No shares sold in 2Q26 as part of the at-the-market (ATM) offering launched in February 2026 Capital Allocation Priorities 1 3 2 Organic Growth Share Repurchases M&A 4 Dividends Drive profitability by supporting a proven organic loan growth engine Opportunistically return capital to shareholders by buying back stock based on valuation, capital levels, and other uses of capital Review and evaluate M&A opportunities that complement BWB’s business model Have not historically paid a common stock dividend given organic growth opportunities

17 Near-Term Expectations • Mid-to-high single digit loan growth in 2H26, dependent on the pace of core deposit growth • Focus on profitable growth while aligning loan growth with core deposit growth over time • Target loan-to-deposit ratio between 95% and 105% Balance Sheet Growth • Continued NIM expansion, albeit at a slower pace • Dependent on changes in interest rates and shape of the yield curve • Continued net interest income growth due to NIM expansion and loan growth outlook Net Interest Margin • Stabilization of noninterest expense near 2Q26 levels over the remainder of 2026 • Continued investments in people and technology initiatives Expenses • Maintain stable capital levels in the current environment given the growth outlook • Opportunistic and nimble approach to capital, focused on enhancing shareholder value and supporting the balance sheet, whether as a purchaser or issuer Capital Levels

18 2026 Strategic Priorities Optimize Levels of Profitable Growth Continue to Gain Loan and Deposit Market Share Expand Reach of the Affordable Housing Vertical Leverage Technology to Support Business Growth • Leverage elevated loan demand and pipelines to drive organic loan growth • Continue to align loan growth with core deposit growth over time • Drive NIM expansion in the lower interest rate environment • Maintain strong credit quality through consistent underwriting standards and active credit oversight • Take local deposit and loan market share by being the bank-of-choice for clients wanting to bank local in the Twin Cities • Expand expertise and capacity across targeted verticals, such as affordable housing, women business leaders, nonprofits, and SBA • Leverage marketplace disruption in the Twin Cities to attract new clients and top talent • Evaluate M&A opportunities that support our business model and growth outlook • Leverage affordable housing expertise to grow client base across the Twin Cities and nationally • Enhance our national presence as an affordable housing lender while building infrastructure for long-term growth • Expand and enhance perm product offering to drive additional loan and swap fee income • Continue to earn strong core deposits through affordable housing transactions • Leverage recent technology investments to support growth and enhance workflow efficiencies • Develop AI strategies to enhance operational efficiencies, strengthen client relationships, and empower team members • Modernize core banking for scalable growth with open architecture and easy access to third party services • Expand investment in digital products to improve the client experience Year-to-Date Progress (2Q26) • NIM expansion of 32 bps • Relatively low levels of net charge-offs and nonperforming assets • Loan growth of 5.5% annualized • Hired 15 team members as a result of the local M&A disruption • Affordable housing balances up $60M, or 19% annualized • Established an internal AI Council to champion AI initiatives across the organization 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000

19 APPENDIX

Interest Rate Sensitivity

BRIDGEWATER BANCSHARES, INC.

Estimated Change in NII From Immediate Interest Rate Shocks

Liability-sensitive balance sheet well positioned for lower interest rates and a steepening yield curve

	2Q25	3Q25	4Q25	1Q26	2Q26
+200 bps	(2.4)%	(4.9)%	(2.8)%	(2.2)%	(2.4)%
+100 bps	(1.3)%	(2.7)%	(1.4)%	(1.1)%	(1.1)%
-100 bps	+3.1%	+4.4%	+3.7%	+4.6%	4.3%
-200 bps	+7.2%	+10.5%	+9.4%	+12.2%	13.3%

Loan Portfolio Considerations

- Loan portfolio most sensitive to changes in the 3- to 5-year portion of the yield curve
- Loan portfolio positioned to reprice higher given larger fixed-rate portfolio and smaller variable-rate portfolio
- $743M of fixed- and adjustable-rate loans scheduled to reprice over the next year
- Leveraged prepayment penalties on new loan originations to help maintain benefit of higher rates over time

Funding Considerations

- Deposit base is more sensitive to changing interest rates
- Strong momentum in core deposit growth since March 2023
- Continue to supplement core deposits with wholesale funding to support loan growth over time
- Brokered deposits generally included call options to protect net interest margin as interest rates declined

Funding Mix Tied to Short-Term Rates

- $1.9B of funding tied to short-term rates, including $1.5B of immediately-adjustable deposits and $0.4B of derivative hedging
- $595M of other repricing opportunities, including time deposit maturities over the next 12 months and callable brokered deposits with rates over 4.00%

20

Loan Portfolio Positioned to Reprice Higher

BRIDGEWATER BANCSHARES, INC.

Loan Portfolio Mix



Adjustable, 11%
Variable, 25%
Fixed, 64%

Increasing Variable-Rate Mix



15%
18%
67%
14%
19%
67%
13%
22%
65%
12%
23%
65%
11%
25%
64%
2Q25
3Q25
4Q25
1Q26
2Q26
Fixed
Variable
Adjustable

Fixed-Rate Portfolio ($2.8B)

Years to Maturity



$629
22%
$528
19%
$496
18%
$424
15%
$354
12%
$387
14%
Less Than 1 Year
1 to 2 Years
2 to 3 Years
3 to 4 Years
4 to 5 Years
5+ Years

	Less Than 1 Year	1 to 2 Years	2 to 3 Years	3 to 4 Years	4 to 5 Years	5+ Years
WA Yield	**5.62%**	**5.51%**	**5.63%**	**5.97%**	**5.65%**	**4.52%**

- Large fixed-rate portfolio provides support to total loan yields in a rates-down environment
- **$629M** of fixed-rate loans maturing over the next year, with a weighted average yield of **5.62%**

Adjustable-Rate Portfolio ($504M)

Adjustable-Rate Repricing/Maturity Schedule



$114
23%
$103
20%
$118
23%
$30
6%
$64
13%
$74
15%
Less Than 1 Year
1 to 2 Years
2 to 3 Years
3 to 4 Years
4 to 5 Years
5+ Years

	Less Than 1 Year	1 to 2 Years	2 to 3 Years	3 to 4 Years	4 to 5 Years	5+ Years
WA Yield	**3.99%**	**4.80%**	**5.10%**	**6.86%**	**6.32%**	**4.69%**

- Adjustable-rate loans positioned to continue repricing higher
- **$114M** of adjustable-rate loans repricing or maturing over the next year, with a weighted average yield of **3.99%**

Variable-Rate Portfolio ($1.1B)

Variable-Rate Loan Floors



$44
6%
$65
9%
$187
26%
$371
52%
$51
7%
Below 4%
4%-5%
5%-6%
6%-7%
Above 7%

- Intentional focus on growing the variable-rate loans to make the loan portfolio more rate-neutral
- 65% of variable-rate portfolio have rate floors, with 85% of the floors at or above 5%
- 96% of variable-rate loans are currently tied to SOFR or Prime

Dollars in millions
Data as of June 30, 2026

21

Managing Multifamily and Office-Related Risk

BRIDGEWATER BANCSHARES, INC.

Strong Multifamily Track Record

Loan Balances	Average Loan Size	Weighted Average LTV	NCOs (since 2005)
$1.7B	$3.0M	67%	<$1M

Well-Managed CRE NOO Office Portfolio[1] With Limited CBD Exposure

Percent of Total Loans	Average Loan Size	Weighted Average LTV
5.2%	$2.3M	66%

Multifamily Lending Focus in Stable Twin Cities Market

- Bank of choice in the Twin Cities with expertise and differentiated service model
- Greater tenant diversification compared to other asset classes
- Positive market trends with reduced vacancy rates, strong absorption, and slower construction = favorable outlook for occupancy and rent growth
- Market catalysts include relative affordability, steady population growth, low unemployment, strong wages, and shortage of single-family housing

CRE NOO Office by Geography



Out-of-State (non-CBD) 1%
Greater MN 2%
Minneapolis -St. Paul (non-CBD) 20%
$228M
Minneapolis-St. Paul (CBD) 12%
Twin Cities Suburban 65%

- Majority of CRE NOO office exposure in the Twin Cities suburbs
- Only 4 loans totaling $28M located in Minnesota CBDs
- Only 3 loans totaling $2M outside of Minnesota (non-CBD), consisting of projects for existing local clients

[1] Excludes NOO medical office of $44 million
Data as of June 30, 2026

22

23 High Quality Securities Portfolio See Quarterly Peer Bank Financial Review AAA 30% AA 44% A 5% BBB 7% NR 14% Rating Mix Derivatives Portfolio Offsetting AOCI Impact (dollars in thousands) $(39,161) $(15,865) $16,119 $17,687 $(14,228) $(593) 2Q25 2Q26 MTM Securities MTM Derivatives Net Impact on AOCI1 • No held-to-maturity securities • Securities portfolio average duration of 7.0 years • Average securities portfolio yield of 4.87% • AOCI / Total Risk-Based Capital of (0.1)% vs. peer bank median of (3.6)%2 1 Includes the tax-effected impact of $5,738 in 2Q25 and $239 in 2Q26 2 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of March 31, 2026 (Source: S&P Capital IQ) 36% 31% 31% 40% 37% 15% 29% 31% 35% 42% 18% 13% 12% 17% 15% 20% 18% 19% 11% 9% 7% 8% 6% $744 $826 $776 $567 $605 2Q25 3Q25 4Q25 1Q26 2Q26 Mortgage-Backed Securities Municipal Bonds U.S. Treasuries Corporate Securities Securities Available for Sale Portfolio (dollars in millions) Other

24 Ample Liquidity and Borrowing Capacity 12.4% 12.5% 11.5% 12.4% 12.0% 32.7% 32.1% 35.0% 36.1% 38.7% $2,384 $2,393 $2,510 $2,586 $2,732 2Q25 3Q25 4Q25 1Q26 2Q26 1 Excludes $104M of pledged securities at June 30, 2026 Dollars in millions Off-Balance Sheet Liquidity as a % of Assets On-Balance Sheet Liquidity as a % of Assets Liquidity Position with 2.4x Coverage of Uninsured Deposits Significantly Enhanced Liquidity Position Since 2022 Funding Source 12/31/2022 6/30/2026 Change Cash and Cash Equivalents $ 48 $ 146 $ 98 Unpledged Securities1 549 501 (48) FHLB Capacity 391 746 355 FRB Discount Window 158 1,081 923 Unsecured Lines of Credit 208 220 12 Secured Line of Credit 26 37 11 Total $ 1,380 $ 2,732 $ 1,352 Available Balance

Reconciliation of Non-GAAP Financial Measures

BRIDGEWATER BANCSHARES, INC.

	As of and for the quarter ended,				
	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Pre-Provision Net Revenue:					
Noninterest Income	$ 3,627	$ 2,061	$ 3,148	$ 9,564	$ 2,324
Less: (Gain) Loss on Sales of Securities	(474)	(59)	(80)	(7,251)	-
Less: FHLB Advance Prepayment Income	(301)	-	-	-	-
Total Operating Noninterest Income	2,852	2,002	3,068	2,313	2,324
Plus: Net Interest Income	32,452	34,091	35,687	36,647	38,566
Net Operating Revenue	$ 35,304	$ 36,093	$ 38,755	$ 38,960	$ 40,890
Noninterest Expense	$ 18,941	$ 19,956	$ 20,238	$ 22,170	$ 21,894
Total Operating Noninterest Expense	$ 18,941	$ 19,956	$ 20,238	$ 22,170	$ 21,894
Pre-provision Net Revenue	$ 16,363	$ 16,137	$ 18,517	$ 16,790	$ 18,996
Plus: Non-Operating Revenue Adjustments	775	59	80	7,251	-
Less: Provision for Credit Losses	2,000	1,100	1,450	1,200	550
Less: Provision for Income Taxes	3,618	3,495	3,813	5,435	4,439
Net Income	$ 11,520	$ 11,601	$ 13,334	$ 17,406	$ 14,007
Average Assets	$ 5,162,182	$ 5,372,443	$ 5,438,555	$ 5,242,761	$ 5,317,215
Pre-Provision Net Revenue Return on Average Assets	1.27%	1.19%	1.35%	1.30%	1.43%
Adjusted Pre-Provision Net Revenue:					
Net Operating Revenue	$ 35,304	$ 36,093	$ 38,755	$ 38,960	$ 40,890
Noninterest Expense	$ 18,941	$ 19,956	$ 20,238	$ 22,170	$ 21,894
Less: Merger-related Expenses	(540)	(530)	(346)	-	-
Less: FHLB Prepayment Income	-	-	-	(982)	-
Adjusted Total Operating Noninterest Expense	$ 18,401	$ 19,426	$ 19,892	$ 21,188	$ 21,894
Adjusted Pre-Provision Net Revenue	$ 16,903	$ 16,667	$ 18,863	$ 17,772	$ 18,996
Adjusted Pre-Provision Net Revenue Return on Average Assets	1.31%	1.23%	1.38%	1.37%	1.43%
Core Net Interest Margin					
Net Interest Income (Tax-equivalent Basis)	$ 32,770	$ 34,614	$ 36,447	$ 37,395	$ 39,400
Less:					
Loan Fees	(1,019)	(966)	(1,041)	(1,257)	(1,464)
Purchase Accounting Accretion:					
Loan Accretion	(425)	(380)	(546)	(324)	(171)
Bond Accretion	(152)	(89)	(33)	(22)	(17)
Bank-Owned Certificates of Deposit Accretion	(4)	(6)	(16)	-	-
Deposit Certificates of Deposit Accretion	(37)	(13)	-	-	-
Total Purchase Accounting Accretion	(618)	(488)	(595)	(346)	(188)
Core Net Interest Income (Tax-equivalent Basis)	$ 31,133	$ 33,160	$ 34,811	$ 35,792	$ 37,748
Average Interest Earning Assets	$ 5,019,058	$ 5,223,139	$ 5,264,700	$ 5,079,430	$ 5,144,715
Core Net Interest Margin	2.49%	2.52%	2.62%	2.86%	2.94%

	As of and for the quarter ended,				
	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Core Loan Yield					
Loan Interest Income (Tax-Equivalent Basis)	$ 58,122	$ 60,317	$ 61,746	$ 62,102	$ 64,537
Less:					
Loan Fees	(1,019)	(966)	(1,041)	(1,257)	(1,464)
Loan Accretion	(425)	(380)	(546)	(324)	(171)
Core Loan Interest Income	$ 56,678	$ 58,971	$ 60,159	$ 60,521	$ 62,902
Average Loans	$ 4,064,540	$ 4,132,987	$ 4,239,936	$ 4,336,869	$ 4,380,477
Core Loan Yield	5.59%	5.66%	5.63%	5.66%	5.76%
Efficiency Ratio:					
Noninterest Expense	$ 18,941	$ 19,956	$ 20,238	$ 22,170	$ 21,894
Less: Amortization Intangible Assets	(230)	(230)	(231)	(226)	(227)
Adjusted Noninterest Expense	$ 18,711	$ 19,726	$ 20,007	$ 21,944	$ 21,667
Net Interest Income	$ 32,452	$ 34,091	$ 35,687	$ 36,647	$ 38,566
Noninterest Income	3,627	2,061	3,148	9,564	2,324
Less: (Gain) Loss on Sales of Securities	(474)	(59)	(80)	(7,251)	-
Adjusted Operating Revenue	$ 35,605	$ 36,093	$ 38,755	$ 38,960	$ 40,890
Efficiency Ratio	52.6%	54.7%	51.6%	56.3%	53.0%
Adjusted Efficiency Ratio:					
Noninterest Expense	$ 18,941	$ 19,956	$ 20,238	$ 22,170	$ 21,894
Less: Amortization Intangible Assets	(230)	(230)	(231)	(226)	(227)
Less: Merger-related Expenses	(540)	(530)	(346)	-	-
Less: FHLB Advance Prepayment/Debt Redemption Loss	-	-	-	(982)	-
Adjusted Noninterest Expense	$ 18,171	$ 19,196	$ 19,661	$ 20,962	$ 21,667
Net Interest Income	$ 32,452	$ 34,091	$ 35,687	$ 36,647	$ 38,566
Noninterest Income	3,627	2,061	3,148	9,564	2,324
Less: (Gain) Loss on Sales of Securities	(474)	(59)	(80)	(7,251)	-
Less: FHLB Advance Prepayment Income	(301)	-	-	-	-
Adjusted Operating Revenue	$ 35,304	$ 36,093	$ 38,755	$ 38,960	$ 40,890
Adjusted Efficiency Ratio	51.5%	53.2%	50.7%	53.8%	53.0%
Adjusted Noninterest Expense to Average Assets:					
Noninterest Expense	$ 18,941	$ 19,956	$ 20,238	$ 22,170	$ 21,894
Less: Merger-related Expenses	(540)	(530)	(346)	-	-
Less: FHLB Prepayment Penalty	-	-	-	(982)	-
Adjusted Noninterest Expense	$ 18,401	$ 19,426	$ 19,892	$ 21,188	$ 21,894
Average Assets	$ 5,162,182	$ 5,372,443	$ 5,438,555	$ 5,242,761	$ 5,317,215
Adjusted Noninterest Expense to Average Assets (ann.)	1.43%	1.43%	1.45%	1.64%	1.65%

Dollars in thousands

25

Reconciliation of Non-GAAP Financial Measures

	As of and for the quarter ended,				
	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Tangible Common Equity / Tangible Assets					
Total Shareholders' Equity	$ 476,282	$ 497,463	$ 517,095	$ 528,424	$ 547,909
Less: Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Total Common Shareholders' Equity	409,768	430,949	450,581	461,910	481,395
Less: Intangible Assets	(19,372)	(19,142)	(18,912)	(18,685)	(18,459)
Tangible Common Equity	$ 390,396	$ 411,807	$ 431,669	$ 443,225	$ 462,936
Total Assets	$ 5,296,673	$ 5,359,994	$ 5,407,002	$ 5,335,396	$ 5,389,726
Less: Intangible Assets	(19,372)	(19,142)	(18,912)	(18,685)	(18,459)
Tangible Assets	$ 5,277,301	$ 5,340,852	$ 5,388,090	$ 5,316,711	$ 5,371,267
Tangible Common Equity / Tangible Assets	7.40%	7.71%	8.01%	8.34%	8.62%
Return on Average Tangible Common Equity					
Net Income Available to Common Shareholders	$ 10,506	$ 10,588	$ 12,320	$ 16,393	$ 12,993
Average Shareholders' Equity	$ 471,700	$ 485,869	$ 509,655	$ 524,825	$ 552,575
Less: Average Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Average Common Equity	405,186	419,355	443,141	458,311	486,061
Less: Effects of Average Intangible Assets	(19,504)	(19,274)	(19,042)	(18,816)	(18,588)
Average Tangible Common Equity	$ 385,682	$ 400,081	$ 424,099	$ 439,495	$ 467,473
Return on Average Tangible Common Equity	10.93%	10.50%	11.53%	15.13%	11.15%

	As of and for the quarter ended,				
	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Adjusted Diluted Earnings Per Common Share					
Net Income Available to Common Shareholders	$ 10,506	$ 10,588	$ 12,320	$ 16,393	$ 12,993
Add: Merger-related Expenses	540	530	346	-	-
Add: FHLB Prepayment Penalties	-	-	-	982	-
Less: FHLB Advance Prepayment Income	(301)	-	-	-	-
Less: (Gain) Loss on Sales of Securities	(474)	(59)	(80)	(7,251)	-
Total Adjustments	(235)	471	266	(6,269)	-
Less: Tax Impact of Adjustments	56	(110)	(59)	1,492	-
Adjusted Net Income Available to Common	$ 10,327	$ 10,949	$ 12,527	$ 11,616	$ 12,993
Diluted Weighted Average Shares Outstanding	27,998,008	28,190,406	28,354,756	28,490,176	28,589,332
Adjusted Diluted Earnings Per Common Share	$ 0.37	$ 0.39	$ 0.44	$ 0.41	$ 0.45
Adjusted Return on Average Assets					
Net Income	$ 11,520	$ 11,601	$ 13,334	$ 17,406	$ 14,007
Add: Total Adjustments	(235)	471	266	(6,269)	-
Less: Tax Impact of Adjustments	56	(110)	(59)	1,492	-
Adjusted Net Income	$ 11,341	$ 11,962	$ 13,541	$ 12,629	$ 14,007
Average Assets	$ 5,162,182	$ 5,372,443	$ 5,438,555	$ 5,242,761	$ 5,317,215
Adjusted Return on Average Assets	0.88%	0.88%	0.99%	0.98%	1.06%
Adjusted Return on Average Tangible Common Equity					
Adjusted Net Income Available to Common Shareholders	$ 10,327	$ 10,949	$ 12,527	$ 11,616	$ 12,993
Average Tangible Common Equity	$ 385,682	$ 400,081	$ 424,099	$ 439,495	$ 467,473
Adjusted Return on Average Tangible Common Equity	10.74%	10.86%	11.72%	10.72%	11.15%

Dollars in thousands

26

Reconciliation of Non-GAAP Financial Measures

BRIDGEWATER BANCSHARES, INC.

Tangible Book Value Per Share	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
	As of and for the quarter ended,									
Book Value Per Common Share	$ 4.69	$ 4.91	$ 5.23	$ 5.43	$ 5.56	$ 6.62	$ 6.85	$ 7.01	$ 7.34	$ 7.70
Less: Effects of Intangible Assets	(0.16)	(0.16)	(0.16)	(0.16)	(0.16)	(0.13)	(0.12)	(0.12)	(0.12)	(0.12)
Tangible Book Value Per Common Share	$ 4.53	$ 4.75	$ 5.07	$ 5.27	$ 5.40	$ 6.49	$ 6.73	$ 6.89	$ 7.22	$ 7.58
Total Common Shares	24,589,861	24,589,861	24,589,861	24,629,861	24,679,861	30,059,374	30,059,374	30,059,374	30,097,274	30,097,674

Tangible Book Value Per Share	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
	As of and for the quarter ended,									
Book Value Per Common Share	$ 7.90	$ 8.20	$ 8.45	$ 8.61	$ 8.92	$ 9.25	$ 9.43	$ 9.92	$ 10.33	$ 10.73
Less: Effects of Intangible Assets	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.11)
Tangible Book Value Per Common Share	$ 7.78	$ 8.08	$ 8.33	$ 8.49	$ 8.80	$ 9.13	$ 9.31	$ 9.80	$ 10.21	$ 10.62
Total Common Shares	28,986,729	28,781,162	28,973,572	28,807,375	28,837,560	28,710,775	28,143,493	28,132,929	28,162,777	28,066,822

Tangible Book Value Per Share	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
	As of and for the quarter ended,									
Book Value Per Common Share	$ 11.09	$ 11.12	$ 11.14	$ 11.44	$ 11.80	$ 12.05	$ 12.25	$ 12.47	$ 12.94	$ 13.30
Less: Effects of Intangible Assets	(0.11)	(0.11)	(0.11)	(0.11)	(0.11)	(0.10)	(0.10)	(0.10)	(0.10)	(0.10)
Tangible Book Value Per Common Share	$ 10.98	$ 11.01	$ 11.03	$ 11.33	$ 11.69	$ 11.95	$ 12.15	$ 12.37	$ 12.84	$ 13.20
Total Common Shares	28,206,566	28,150,389	27,677,372	27,587,978	27,751,950	27,845,244	27,973,995	28,015,505	27,748,965	27,589,827

Tangible Book Value Per Share	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
	As of and for the quarter ended,								
Book Value Per Common Share	$ 13.63	$ 14.06	$ 14.21	$ 14.60	$ 14.92	$ 15.62	$ 16.23	$ 16.60	$ 17.27
Less: Effects of Intangible Assets	(0.10)	(0.10)	(0.72)	(0.71)	(0.71)	(0.69)	(0.68)	(0.67)	(0.66)
Tangible Book Value Per Common Share	$ 13.53	$ 13.96	$ 13.49	$ 13.89	$ 14.21	$ 14.93	$ 15.55	$ 15.93	$ 16.61
Total Common Shares Outstanding	27,348,049	27,425,690	27,552,449	27,560,150	27,470,283	27,584,732	27,759,970	27,832,867	27,880,830

27